CONVERTIBLE SUBORDINATED DEBENTURE
                                       OF
                           UPGRADE INTERNATIONAL CORP.


THIS DEBENTURE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL
SATISFACTORY  TO  THE  CORPORATION  THAT  SUCH  REGISTRATION  IS  NOT  REQUIRED.


                       CONVERTIBLE SUBORDINATED DEBENTURE

Note No. 2001 A-_________                                ________________,  2001

$________________________                          ________________,  Washington


     FOR VALUE RECEIVED, UPGRADE INTERNATIONAL CORPORATION, a Washington corporation ("COMPANY"), promises to pay to _______________________________
("HOLDER"), the principal sum of ___________________________ Dollars (USD $__________), together with simple interest from the date of this Debenture on the unpaid principal balance at the rate of eight percent (8%) per annum. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of: (i) three
(3) months from the date hereof (the "MATURITY DATE"), or (ii) when such amounts are made due and payable upon or after the occurrence of an Event of Default (as defined below). This Debenture is issued pursuant to the Convertible Subordinated Debenture Subscription Agreement dated as of February 28, 2001 (as amended, modified or supplemented, the "SUBSCRIPTION AGREEMENT") between Company and the Holder.

     The following is a statement of the rights of Holder and the conditions to which this Debenture is subject, and to which the Holder hereof, by the acceptance of this Debenture, agrees:

     1.     DEFINITIONS.  As  used  in this Debenture, the following capitalized
            ------------
terms  have  the  following  meanings:

            (a) For purposes of the foregoing, the "ARTICLES" shall mean the Articles of Incorporation of Company.

            (b) "HOLDER" shall mean the Person specified in the introductory paragraph of this Debenture or any Person who shall at the time be the holder of this Debenture.

            (c) "INDEBTEDNESS" shall mean and include the aggregate amount of, without duplication: (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with generally accepted accounting principles), (iv) all obligations with respect to capital leases, (v) all guaranty obligations,
(vi)  all  obligations  created  or
arising under any conditional sale or other title retention agreement with respect to property acquired, and (vii) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit.

            (d) "INVESTMENT" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expense, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any equity securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including, without limitation, any Indebtedness incurred by such Person of the type described in clauses (i) and (ii) of the definition of "INDEBTEDNESS" on behalf of any other Person); provided, however, that
                                                      --------   -------
Investments shall not include accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales in the ordinary course of such Person's business.

            (e) "COMPANY" includes the corporation initially executing this Debenture and any Person who shall succeed to or assume the obligations of Company under this Debenture.

            (f) "PERSON" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity, or a governmental authority.

            (g) "SENIOR INDEBTEDNESS" shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Debenture, the principal of, unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with (i) indebtedness of Company to banks, commercial finance lenders, insurance companies, leasing or equipment financing institutions or other lending institutions regularly engaged in the business of lending money (excluding venture capital, investment banking or similar institutions which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), which is for money borrowed, or purchase or leasing of equipment in the case of lease or other equipment financing, whether or not secured, and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

            (h) "TRANSACTION DOCUMENTS" shall mean this Debenture and the Subscription Agreement.

     2.     INTEREST.  Accrued  interest  on  this Debenture shall be payable at
            --------
such  time  as  the  outstanding  principal amount hereof shall be paid in full.

     3.     EVENTS  OF  DEFAULT.  The  occurrence  of any of the following shall
            -------------------
constitute  an  "EVENT  OF  DEFAULT"  under  this Debenture and the Subscription
Agreement:

            (a)     Failure  to  Pay.   Company  shall  fail  to  pay   (i)  any
principal payment on the due date hereunder, or (ii) any interest or other payment required under the terms of this Debenture or the Subscription Agreement on the date due, and such payment shall not have been made within fifteen (15) days of Company's receipt of Holder's written notice to Company of such failure to pay; or

            (b) Breaches of Covenants. Company shall fail to observe or perform any covenant, obligation, condition or agreement contained in this Debenture or the Subscription Agreement (other than those covenants specified in Section 3(a)), and (i) such failure shall continue for thirty (30) days and remain uncured, or (ii) if such failure is not curable within such 30-day period, but is reasonably capable of cure within 60 days, either (A) such failure shall continue for 60 days, or (B) Company shall not have commenced a cure in a manner reasonably satisfactory to Holder within the initial 30- day period; or

            (c) Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Company to Holder in writing in connection with this Debenture or the Subscription Agreement, or as an inducement to Holder to enter into this Debenture and the Subscription Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

            (d) Voluntary Bankruptcy or Insolvency Proceedings. Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

            (e) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect, shall be commenced and an order for relief entered, or such proceeding shall not be dismissed or discharged within 90 days of commencement; or

            (f) Transaction Documents. Any Transaction Document or any material term thereof shall cease to be, or be asserted by Company not to be, a legal, valid and binding obligation of Company enforceable in accordance with its terms; or

            (g) Registration of Shares. Failure to file with the SEC by May 31, 2001, a registration statement covering the Conversion Shares and such failure is not cured within the period prescribed in Paragraph 3(b).

     4.     RIGHTS  OF HOLDER UPON DEFAULT.  Upon the occurrence or existence of
            -------------------------------
any Event of Default (other than an Event of Default referred to in Paragraphs 3(d) and 3(e)) and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to Company, declare all outstanding obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Subscription Agreement to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Paragraphs 3(d) and 3(e), immediately and without notice, all outstanding obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Subscription Agreement to the contrary notwithstanding. In addition to the foregoing remedy, upon the occurrence or existence of any Event of Default, Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

     5.     SUBORDINATION.  The  indebtedness  evidenced  by  this  Debenture is
            --------------
hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all of Company's Senior Indebtedness.

            (a) Insolvency Proceedings. If there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangement with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshalling of the assets and liabilities of Company, (i) no amount shall be paid by Company in respect of the principal of, interest on or other amounts due with respect to this Debenture at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with Company by or on behalf of the Holder of this Debenture which shall assert any right to receive any payments in respect of the principal of and interest on this Debenture except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

            (b) Default on Senior Indebtedness. If there shall occur an event of default which has been declared in writing with respect to any Senior Indebtedness, as defined herein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof and Holder shall have received written notice thereof from the holder of such Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Debenture, unless within 180 days after the happening of such event of default, the maturity of such Senior Indebtedness shall not have been accelerated. Not more than one notice may be given to the Holder pursuant to the terms of this Section 5(b) during any 365-day period.

            (c) Further Assurances. By acceptance of this Debenture, the Holder agrees to execute and deliver customary forms of subordination agreements requested from time to time by holders of Senior Indebtedness, and as a condition to the Holder's rights hereunder, Company may require that Holder execute such forms of subordination agreements provided that such forms shall not impose on Holder terms less favorable than those provided herein.

            (d)     Other   Indebtedness.   No   Indebtedness   which  does  not
constitute Senior Indebtedness shall be senior in any respect to the Indebtedness represented by this Debenture unless consented to in writing by the Holder.

            (e) Subrogation. Subject to the payment in full of all Senior Indebtedness and until this Debenture shall be paid in full, the holder of this Debenture shall be subrogated to the rights of the holder(s) of such Senior Indebtedness (to the extent of the payments or distributions made to the holder(s) of such Senior Indebtedness pursuant to the provisions of this Section
5) to receive payments and distributions of assets of Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by Company to or on account of this Debenture; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 5 shall, as between Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by Company to or on account of the Senior Indebtedness.

            (f) No Impairment. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 5 to receive cash, securities or other properties otherwise payable or deliverable to the Holder of this Debenture, nothing contained in this Section 5 shall impair, as between Company and Holder, the obligation of Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable or shall prevent the Holder of this Debenture, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

            (g) Lien Subordination. Any Lien of Holder, whether now or hereafter existing in connection with the amounts due under this Debenture, on any assets or property of Company or any proceeds or revenues therefrom which Holder may have at any time as security for any amounts due and obligations under this Debenture, shall be subordinate to all Liens now or hereafter granted to a holder of Senior Indebtedness by Company or by law, notwithstanding the date, order or method of attachment or perfection of any such Lien or the provisions of any applicable law.

            (h) Reliance of Holders of Senior Indebtedness. Holder, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the creation of the indebtedness evidenced by this Debenture, and each such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Indebtedness.

     6.     CONVERSION.
            -----------

            (a) Conversion by Holder. The Holder of this Debenture has the right, at the Holder's option and at any time prior to the Maturity Date, to convert the principal amount and all accrued interest due and owing on this Debenture, either in its entirety or in increments of $25,000, into fully paid and non-assessable shares of Common Stock of the Company. The number of shares of Common Stock into which this Debenture may be converted ("Conversion Shares") shall be determined by dividing the principal amount together with all accrued interest to the date of conversion (or such lesser amount in increments of $25,000) by the Conversion Price (as defined below) in effect at the time of such conversion.

            (b) Conversion Price. The Conversion Price shall be equal to $1.25 per share.

            (c) Adjustments for Stock Splits. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock, or the holders of Common Stock are entitled to receive a dividend or other distribution payable in additional shares of Common Stock without payment of any consideration by the holder for the additional shares, the Conversion Price of this Debenture shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Debenture shall be increased in proportion to such increase in the number of outstanding shares.

            (d) Adjustments for Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Debenture shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in the number of outstanding shares.

            (e) Reservation of Stock Issuable upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of this Debenture, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Debenture.

            (f) Notice of Conversion Pursuant to Section 6(a). Before the Holder of this Debenture shall be entitled to convert this Debenture into shares of Common Stock of the Company pursuant to Sections 6(a), 6(c) or 6(d), Holder shall give written notice in substantially the form attached as Appendix I hereto, to Company with a copy to Company's legal counsel: James F. Biagi, Jr., Monahan & Biagi, P.L.L.C., 701 Fifth Avenue, Suite 5701, Seattle, Washington 98104, of Holder's election to convert all (or a portion) of the principal amount of the Debenture and any accrued interest thereon, which notice shall also state therein the name or names in which the certificate or certificates for shares of Company's Common Stock are to be issued. For purposes of this Paragraph 6(h), the Notice of Conversion may be given by the Holder to the Company and to its legal counsel by facsimile transmission to the facsimile numbers for said parties as set forth in Section 12 hereof. In addition, before the Holder of this Debenture shall be entitled to receive the certificate or certificates for shares of the Company's Common Stock upon a conversion of this Debenture, the Holder shall surrender this Debenture to the Company at its principal corporate office.

            (g) Issuance of Securities on Conversion. Upon receipt of written notice from the Holder of this Debenture and surrender of the Debenture pursuant to Sections 6(a), 6(c), 6(d) and 6(h) above, the Company shall, at its expense, cause to be issued and delivered to the Holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock to which Holder shall be entitled on such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the Company's receipt of the Notice of Conversion as provided in Section 6(h) above. Delivery of said stock certificates shall be made not later than three (3) business days after the date of receipt by the Company of the surrendered Debenture.

            (h) Termination of Rights. All rights with respect to this Debenture shall terminate upon the issuance of shares of Common Stock upon conversion of this Debenture or upon payment in full of the outstanding principal amount together with any accrued interest thereon, whether or not this Debenture has been surrendered. Notwithstanding the foregoing, the Holder agrees to surrender this Debenture to the Company for cancellation as provided herein, but in any event not later than ten (10) days following conversion of this Debenture or payment in full.

            (i) Limitation on Conversion. The Holder, upon conversion under this Debenture offering, either in whole or in part, shall not own of record more than nine and nine-tenths percent (9.9%) of the issued and outstanding shares of Common Stock of the Company.

     7.     SUCCESSORS  AND  ASSIGNS.  Subject  to  the restrictions on transfer
            ------------------------
described in Sections 9 and 10 below, the rights and obligations of Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     8.     WAIVER  AND  AMENDMENT.  Any  provision  of  this  Debenture  may be
            -----------------------
amended,  waived  or  modified  upon  the written consent of Company and Holder.

     9.     TRANSFER  OF  THIS  DEBENTURE  OR  SECURITIES ISSUABLE ON CONVERSION
            --------------------------------------------------------------------
HEREOF.  With respect to any offer, sale or other disposition of this Debenture,
------
or the securities into which such Debenture may be converted, Holder shall give written notice to Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion if so requested, Company, as promptly as practicable, shall notify Holder that Holder may sell or otherwise dispose of this Debenture or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 9 that the opinion of counsel of Holder is not reasonably satisfactory to Company, Company shall so notify the Holder promptly after such determination has been made. The Debenture thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the "Act"), unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Debenture shall be registered upon registration books maintained for such purpose by or on behalf of Company as provided in the Subscription Agreement. Prior to presentation of this Debenture for registration and transfer, Company shall treat the registered holder thereof as the owner and holder of this Debenture for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Debenture shall be overdue, and Company shall not be affected by notice to the contrary.

     10.     ASSIGNMENT  BY  COMPANY.  Neither  this  Debenture  nor  any of the
             ------------------------
rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of Holder, except in connection with an assignment in whole to a successor corporation to Company, provided that such successor corporation acquires all or substantially all of Company's property and assets and Holder's rights hereunder are not impaired.

     11.     TREATMENT  OF  DEBENTURE.  To  the  extent  permitted  by generally
             -------------------------
accepted accounting principles, Company will treat, account and report the Debenture as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

     12.     NOTICES.  Except  as  otherwise provided in Sections 6(h) and 15(a)
             --------
hereof, all notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier: (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one business day after the business day of a facsimile transmission, if delivered by facsimile transmission with a copy by first class mail, postage prepaid, and shall be addressed as follows:

     If  to  the  Holder:
                               -----------------------
                               -----------------------
                               -----------------------
                               -----------------------

     If  to  the  Company:     UPGRADE  INTERNATIONAL  CORP.
                               1411  Fourth  Avenue,  Suite  629
                               Seattle,  Washington  98101
                               Attention:  Daniel  Bland  or  Howard  Jaffee
                               Facsimile  No.  (206)  903-3117

     With  a  copy  to:        Mr.  James  F.  Biagi,  Jr.
                               Monahan  &  Biagi,  P.L.L.C.
                               701  Fifth  Avenue,  Suite  5701
                               Seattle,  WA.  98104
                               Facsimile  No.  (206)  587-5710

or at such other address as a party may designate by ten (10) days advance written notice to the other party pursuant to the provisions above.

     13.     NO  SHAREHOLDER  RIGHTS.  Nothing contained in this Debenture shall
             -----------------------
be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company, and no dividends shall be payable or accrued in respect of this Debenture.

     14.     REGISTRATION  OF  SHARES.
             ------------------------

            (a) On or before May 31, 2001, the Company agrees to file with the SEC a registration statement covering the Conversion Shares, and agrees to use reasonable efforts to cause such registration to become effective


     15.     PAYMENT;
             --------

            In the event the Holder of this Debenture does not exercise Holder's option to convert the entire principal amount of this Debenture (and all accrued interest thereon) prior to the Maturity Date, the unconverted outstanding principal amount, together with all accrued interest thereon, shall be due and payable to Holder on May 31, 2001. Company shall be entitled to a grace period of ten (10) days following the Maturity Date to make the required payment. Payment shall be made in lawful tender of the United States.


     16.     ANTI-DILUTION RIGHTS.  If at any time prior to the Maturity Date of
             ---------------------
this Debenture, the Company offers or issues any other series of subordinated convertible debentures on terms and conditions which, when considered in their entirety, are more favorable than the terms and conditions hereof, the terms and conditions of this Debenture shall be amended, at the option of the Holder hereof, to the extent required to make the terms and conditions hereof consistent with and identical to such other subordinated convertible debenture.

     17.     USURY.  In  the  event any interest is paid on this Debenture which
             -----
is deemed to be in excess of the then legal maximum rate, that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Debenture.

     18.     GOVERNING LAW.  This Debenture and all actions arising out of or in
             -------------
connection with this Debenture shall be governed by and construed in accordance with the laws of the State of Washington as in effect for contracts made and to be performed in the State of Washington.

     19.     HEADING;  REFERENCES.  All  headings  used  herein  are  used  for
             --------------------
convenience only and shall not be used to construe or interpret this Debenture. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.


     IN WITNESS WHEREOF, the Company has caused this Debenture to be issued as of the date first written above.


                                             UPGRADE  INTERNATIONAL  CORP.
                                             a  Washington  corporation



                                            By:
                                               -----------------------------
                                               Daniel  S.  Bland,  President

                              NOTICE OF CONVERSION

                (TO BE SIGNED ONLY UPON CONVERSION OF DEBENTURE)



TO:  UPGRADE  INTERNATIONAL  CORPORATION

     The undersigned, the holder of the foregoing Convertible Subordinated Debenture, hereby surrenders such Debenture for conversion into shares of Common Stock of Upgrade International Corporation, to the extent of _______________________ Dollars ($__________) unpaid principal amount [and accrued interest] of such Debenture, and requests that the certificates for such shares be issued in the name of, and delivered to ______________________________, whose address is
_________________________________
______________________________________________________.


Dated:
      -----------------------


                                          ----------------------------------
                                          (Signature)



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                                          ----------------------------------
                                          ----------------------------------